UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 26, 2007

EDGEWATER TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-20971	71-0788538
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

20 Harvard Mill Square
Wakefield, Massachusetts 01880

Registrant’s telephone number, including area code: (781) 246-3343

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2-(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03 AMENDMENT TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

On September 26, 2007, the Board of Directors of Edgewater Technology, Inc. (the “Company”) approved amendments to Sections 5.1, 5.3, 5.4, 5.5 and 5.9 of the Company’s By-Laws to permit the issuance and transfer of both certificated and uncertificated shares of common stock. The Company’s By-Laws were amended in order for the Company to become eligible to participate in a direct registration program, as required by rules recently adopted by The NASDAQ Stock Market.

A copy of the Company’s By-Laws, as amended and restated, is filed herewith as Exhibit 3.1 and incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits.

Exhibit Number	Description of Exhibit

3.1	By-Laws of Edgewater Technology, Inc., as amended and restated

* * *

SIGNATURES:

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 28, 2007

EDGEWATER TECHNOLOGY, INC.

By: /s/ Kevin R. Rhodes

Name: Kevin R. Rhodes

Title: Chief Financial Officer

(Principal Financial and Accounting Officer)